UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

VISCOUNT SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

N/A

(2)	Aggregate number of securities to which transaction applies:

N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4)	Proposed maximum aggregate value of transaction:

N/A

(5)	Total fee paid:

N/A

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

N/A

(2)	Form, Schedule or Registration Statement No.:

N/A

(3)	Filing Party:

N/A

(4)	Date Filed:

N/A

VISCOUNT SYSTEMS, INC.

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AT 8:00 A.M. ON MAY 15, 2014

The 2014 Annual General and Special Meeting of Shareholders (the “Meeting”) of Viscount Systems, Inc. will be held at 8:00 a.m. (Eastern Time) on Thursday, May 15, 2014, at Hilton Garden Inn, 815 14th Street NW, Washington, DC 20005 for the following purposes:

1.	To receive the financial statements of the Company for its financial year ended December 31, 2013 together with the report of the independent auditors thereon;

2.	To elect Directors;

3.	To ratify the appointment of Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants as the independent auditors for Viscount Systems, Inc. for the year ending December 31, 2014;

4.

To approve by ordinary resolution the amendment of the Company’s Amended and Restated Articles of Incorporation and the Company’s Amended and Restated Bylaws to increase the authorized number of directors from six to nine; and

5.	To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed April 9, 2014 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Meeting.

All shareholders are invited to attend the Meeting in person, but even if you expect to be present at the meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible to ensure your representation. All proxies must be received by our proxy tabulating agent not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting in order to be counted. The address of our proxy tabulating agent is as follows: Advantage Proxy, 24925 13th Place South, Des Moines, WA 98198, fax number (206) 870-8492. Scanned copies of signed proxies can also be sent by email to ksmith@advantageproxy.com. Shareholders of record attending the Meeting may vote in person even if they have previously voted by proxy.

Dated at Vancouver, British Columbia, this 9th day of April, 2014.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dennis Raefield
________________________________
Dennis Raefield
President, Chief Executive Officer, Corporate Secretary and Director

Important Notice Regarding the Availability of Proxy Materials for
the Company’s Annual Meeting of Shareholders on May 15, 2014.
The Viscount Systems, Inc. Proxy Statement and 2013 Annual Report to Shareholders
are available online at www.viscount.com

VISCOUNT SYSTEMS, INC.
4585 TILLICUM STREET
BURNABY, BC V5J 5K9

PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 15, 2014

In this Proxy Statement and Information Circular, all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars.

The enclosed proxy is solicited by the Board of Directors of Viscount Systems, Inc. ("Viscount" or the “Company”), a Nevada corporation, for use at the Annual General and Special Meeting of Shareholders of Viscount (the “Meeting”) to be held at 8:00 a.m. (Eastern Time) on Thursday, May 15, 2014, at Hilton Garden Inn, 815 14th Street NW, Washington, DC 20005, and at any adjournment or postponement thereof.

This Proxy Statement and the accompanying proxy card are being mailed to the stockholders of Viscount on or about April 16, 2014.

The cost of solicitation will be borne by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners.

Our principal executive offices are located at 4585 Tillicum Street, Vancouver, British Columbia, V5J 5K9.

PROXY VOTING

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, Pacific Stock Transfer Company, a proxy card for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy card at the following address: Advantage Proxy, 24925 13th Place South, Des Moines, WA 98198, fax number (206) 870-8492. Scanned copies of signed proxies can also be sent by email to ksmith@advantageproxy.com.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses Broadridge, you may vote your shares via the Internet at www.proxyvote.com or by calling the toll-free number on your voting instruction form.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors, "FOR" the appointment of Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants, as the independent auditor for the current year, and “FOR” the resolution approving the amendment of the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to increase the authorized number of directors from six to nine. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

All proxy cards must be received by our proxy tabulating agent by no later than 48 hours prior to the time of the Meeting in order to be counted at the meeting.

Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of Directors.

ATTENDANCE AND VOTING AT THE MEETING

If you own shares of record, you may attend the Meeting and vote in person, regardless of whether you have previously voted on a proxy card. If you own shares through a bank or brokerage firm account, you may attend the Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Meeting date by one of the methods described above, even if you plan on attending the Meeting. You may change or revoke your proxy at the Meeting as described below even if you have already voted.

To be effective, each matter which is to be submitted to a vote of shareholders, other than for the approval of auditors, must be approved by a majority of the votes cast by the shareholders voting in person or by proxy at the Meeting. Every motion put to a vote at the Meeting will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

REVOCATION OF PROXY

Any shareholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of Viscount a written notice of revocation or a duly executed proxy card bearing a later date or by attending the Meeting and voting in person. Any shareholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a legal proxy from the bank or brokerage firm and voting at the Meeting.

RECORD DATE AND QUORUM

The board of directors (the “Board”) of the Company have fixed the record date for the Meeting as the close of business on April 9, 2014 (the “Record Date”). Company shareholders of record as at the Record Date are entitled to receive notice of the Meeting and to vote their shares at the Meeting, except to the extent that any such shareholder transfers shares any shares after the Record Date and the transferee of those shares establishes that the transferee owns the shares and demands, not less than ten (10) days before the Meeting, that the transferee’s name be included in the list of shareholders entitled to vote at the Meeting, in which case only such transferee shall be entitled to vote such shares at the Meeting.

On the Record Date, there were 125,259,583 common shares of the Company (the “Common Shares”) issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by Proxy at the Meeting or any adjournment thereof.

Pursuant to a Certificate of Designation, Preferences and Rights of the Series A Convertible Redeemable Preferred Stock (the “Preferred Shares”), dated June 5, 2012, as amended, the holders of Preferred Shares will be entitled to vote on any matter submitted to shareholders of the Company and will be entitled to the number of votes for each Preferred Share owned at the Record Date equal to the number of Common Shares that such number of Preferred Shares are convertible into at such time; provided, however, the voting rights of each holder of Preferred Shares will be limited to the right to vote such number of Common Shares as, when aggregated with all other such Common Shares beneficially owned by such holder at such time, would result in such holder beneficially owning no more than 4.99% of all Common Shares then outstanding. The Preferred Shares will vote together with the Common Shares on all matters submitted to holders of Common Shares and not as a separate class. The holders of Preferred Shares will also be entitled to vote as a single class as and to the extent required by law, the Amended and Restated Articles of Incorporation, the Amended and Restated Bylaws or as otherwise provided in the Certificate of Designation on all matters submitted to holders of Preferred Shares.

On the Record Date, there were 1,009.611 Preferred Shares issued and outstanding. The Preferred Shares carry the right to vote the equivalent of 22,921,931 Common Shares. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by Proxy at the Meeting or any adjournment thereof.

Under the Company’s articles, the quorum for the transaction of business at the Meeting consists of one-third of the votes entitled to be cast on a matter by the holders of shares that are entitled to vote and be counted collectively upon such matter, represented in person or by proxy.

LEGAL PROCEEDINGS

There are no claims, actions, proceedings or investigations pending against the Company, any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of the Common Stock, or any associate of any such director, officer, affiliate of the Company, or security holder that, individually or in the aggregate, are material to the Company. Neither the Company nor its assets and properties is subject to any outstanding judgment, order, writ, injunction or decree that has had or would be reasonably expected to have a material adverse effect on the Company.

The Company is not aware of any threatened lawsuits.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as at the Record Date by:

(i)	each person or entity known by Viscount to beneficially own more than 5% of the Common Stock;
(ii)	each Director of Viscount;
(iii)	each of the named Executive Officers of Viscount; and
(iv)	all Directors and executive officers as a group.

Except as noted below, Viscount believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Title of Class	Name and Address Of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Common	Stephen Pineau British Columbia, Canada Director	9,159,200(1)	5.8%
Common	Dennis Raefield Alamo, CA Director, President, CEO, Chairman, Secretary	515,000 (2)	0.3%

Common	Robert Liscouski Leesburg, VA Director	250,000(2)	0.2%
Common	Paul Goldenberg Cream Ridge, NJ Director	250,000(2)	0.2%
Common	Paul Brisgone Alexandria, VA Director	250,000(2)	0.2%
Common	Ned Siegel Boca Raton, FL Director	250,000(2)	0.2%
Common	All directors and officers as a group (6 persons)	10,674,200	6.8%

(1)	Includes 3,000,000 shares issuable upon exercise of share purchase warrants.
(2)	Includes 250,000 shares issuable upon exercise of share purchase warrants.

PROPOSAL 1
ELECTION OF DIRECTORS

The Company proposes to nominate the persons listed below for election as directors. Each director will hold office until the next annual general meeting of the Company or until his or her successor is elected or appointed, unless his or her office is earlier vacated. Management does not contemplate that any of the nominees will be unable to serve as a director. In the event that prior to the Meeting any vacancies occur in the slate of nominees herein listed, it is intended that discretionary authority shall be exercised by the person named in the Proxy as nominee to vote the shares represented by Proxy for the election of any other person or persons as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE.

The following table sets out the names of the management nominees; their positions and offices in the Company; principal occupations; the period of time that they have been directors of the Company; and the number of shares of the Company which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position within the Company	Director/Officer Since	Number of Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Discretion is Exercised	Principal Occupation
Dennis Raefield Alamo, CA, USA Director, President, Chief Executive Officer, Chairman, Secretary	November 18, 2011	515,000(1)	Businessman
Robert Liscouski Leesburg, VA, USA Director	September 14, 2011	250,000(1)	Businessman
Paul Goldenberg Cream Ridge, NJ, USA Director	October 25, 2011	250,000(1)	Businessman

Paul Brisgone Alexandria, VA, USA Director	December 2, 2011	250,000(1)	Businessman
Ned Siegel Boca Raton, FL Director	April 4, 2014	250,000(1)	Businessman

(1)

These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options and share purchase warrants, in particular, as follows: 250,000 shares issuable to Robert Liscouski, 250,000 shares issuable to Paul Goldenberg, 250,000 shares issuable to Paul Brisgone, 250,000 shares issuable to Ned Siegel and 250,000 shares issuable to Dennis Raefield.

Dennis Raefield was the Chief Executive Officer of Mace Security International Inc. from August 2008 to August 2011. From April 2007 to August 2008, Mr. Raefield acted as the President of Reach Systems Inc. and from January 2005 to January 2006 acted as the President of Rosslare Security. Mr. Raefield was also the President of Honeywell International Inc. from October 1998 to January 2003. Mr. Raefield’s experience makes him a valuable member of the Board. Mace Security International Inc. manufactures and markets high quality security products including personal defense sprays, home and business electronic security products and central station monitoring. Reach Systems Inc. provides benefits of the convergence of physical and IT security for small and large organizations. Rosslare Security offers a complete range of state-of-the-art solutions for access control. These include access control products including; networked multi-door controllers and NVR integrated systems, standalone door controllers, many readers for various installation environments and technologies, PC monitoring and configuration software as well as a wide range of accessories. Honeywell International Inc. provides security solutions to commercial, industrial, residential and homeland security.

Robert Liscouski has been a partner of Secure Strategy Group since July 2009 and was a partner of 3DRS Advisors Inc. Centurion Holdings from February 2005 to February 2010. Mr. Liscouski was also the Assistant Secretary for Infrastructure Protection at the US Department of Homeland Security from March 2003 to February 2005. Mr. Liscouski’s experience makes him a valuable member of the Board. Secure Strategy Group, 3DRS Advisors Inc, and Centurion Holdings provide business services to public and private clients on all facets of business strategy, planning, development, management, marketing, directorship, and obtaining access to capital markets.

Paul Goldenberg has been the Chief Executive Officer of Cardinal Point Strategies since 2001. Mr. Goldenberg’s experience makes him a valuable member of the Board. Cardinal Point Strategies is a consulting firm providing services to the private and public sectors navigating complex risks, identifying practical solutions and managing their implementation of strategies.

Paul Brisgone was the President of The Madison Group LLC from December 2008 to December 2011. From February 1974 to December 2008, Mr. Brisgone was a Vice President and a Director of ADT Security Services. Mr. Brisgone’s experience makes him a valuable member of the Board. The Madison Group works with select clients and tailors the work to fit their specific needs, while generating significant ROI for companies in need of government relations strategies. ADT Security Services provide security solutions to commercial, industrial, and residential clients.

Ned Siegel has over 30 years of entrepreneurial experience and success. He began his career in law and joined the Howard Siegel Companies, expanding the company into the Weingarten-Siegel group and becoming one of the largest residential developers in the United States. Presently he is Chairman of the Board of The Siegel Group, Inc., a multi-disciplined international business management advisory firm specializing in infrastructure, real estate, ports, energy, utilities, technology and financial services. Mr. Siegel’s experience makes him a valuable member of the Board. He has consented to act as director of Viscount Systems Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Viscount's directors, executive officers and persons who own more than 10% of a registered class of Viscount's securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Viscount. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish Viscount with copies of all Section 16(a) reports they file.

To Viscount's knowledge, based solely on a review of the copies of such reports furnished to Viscount, Viscount believes that during the year ended December 31, 2013, its directors, executive officers and greater than 10% shareholders filed insider reports required under Section 16(a), other than Dennis Raefield, Robert Liscouski, Paul Goldenberg, and Paul Brisgone, who have each failed to file a Form 3 or Form 5.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members of the Board and the executive officers of Viscount as of the Record Date:

Name	Age	Position(s)
Dennis Raefield	66	Director, President, Chief Executive Officer, Chairman, Corporate Secretary
Robert Liscouski	60	Director
Paul Goldenberg	59	Director
Paul Brisgone	65	Director
Stephen Pineau	52	Director
Ned Siegel	62	Director

All of the officers identified above serve at the discretion of the Board and have consented to act as officers of Viscount.

OTHER DIRECTORSHIPS

None of the current directors of the Company serve as directors of other reporting issuers.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the directors or executive officers of Viscount.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The objective of the Company’s compensation program is to compensate the executive officers for their services to the Company at a level that is both in line with the Company’s fiscal resources and competitive with companies at a similar stage of development.

The Company compensates its executive officers based on their skill and experience levels and the existing stage of development of the Company. Executive officers are rewarded on the basis of the skill and level of responsibility involved in their position, the individual’s experience and qualifications, the Company’s resources, industry practice, and regulatory guidelines regarding executive compensation levels.

The Board has implemented three levels of compensation to align the interests of the executive officers with those of the shareholders. First, executive officers are paid a monthly consulting fee or salary. Second, the Board awards executive officers long term incentives in the form of stock options. Finally, and only in special circumstances, the Board may award cash or share bonuses for exceptional performance that results in a significant increase in shareholder value. The Company does not provide medical, dental, pension or other benefits to the executive officers.

The base compensation of the executive officers is reviewed and set annually by the Board. The CEO has substantial input in setting annual compensation levels. The CEO is directly responsible for the financial resources and operations of the Company. In addition, the CEO and Board from time to time determine the stock option grants to be made pursuant to the Company’s Stock Option Plan. Previous grants of stock options are taken into account when considering new grants. The Board awards bonuses at its sole discretion. The Board does not have pre-existing performance criteria or objectives.

Compensation for the most recently completed financial year should not be considered an indicator of expected compensation levels in future periods. All compensation is subject to and dependent on the Company’s financial resources and prospects.

Summary Compensation Table

The following table sets forth all information concerning the total compensation of Viscount’s president, chief executive officer, chief financial officer, and the two most highly compensated officer during the last fiscal year (the “Named Executive Officers”) during the last three completed fiscal years for services rendered to Viscount in all capacities:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) / (#)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stephen Pineau President, CEO, CFO	2013	$117,000	Nil	Nil	Nil	Nil	Nil	Nil	$117,000
	2012	$117,000	Nil	Nil	Nil	Nil	Nil	$10,000(1)	$127,000
	2011	$117,000	Nil	Nil	Nil	Nil	Nil	Nil	$117,000
(1)	These amounts were paid as Director’s Fees.

Incentive Plan Awards

The Company has no Incentive Plan in place and therefore there were no awards made under any incentive plan to the NEO’s during the Company’s most recently completed financial year. An “Incentive Plan” is a plan providing compensation that depends on achieving certain performance goals or similar conditions within a specified period.

Directors’ Compensation

The following table sets forth the compensation of Viscount’s directors during the last completed fiscal year:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert Liscouski	$10,000	Nil	Nil	Nil	Nil	Nil	$10,000
Paul Goldenberg	$10,000	Nil	Nil	Nil	Nil	Nil	$10,000
Paul Brisgone	$57,037	Nil	Nil	Nil	Nil	Nil	$10,000
Dennis Raefield	$121,745	Nil	Nil	Nil	Nil	Nil	$121,745

Directors of Viscount are compensated $10,000 per year and all related travel expenses for services provided as a director or members of committees of the Board.

GRANTS OF PLAN-BASED AWARDS
DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

During the most recently completed financial year, no incentive stock options were granted to Named Executive Officers and no stock appreciation rights were granted during this period. A stock appreciation right (“SAR”) is a right to receive a payment of cash or an issue or transfer of shares based wholly or in part on changes in the trading price of the Company’s shares.

OUTSTANDING EQUITY AWARDS AT THE MOST RECENTLY COMPLETED FINANCIAL YEAR

There are no outstanding equity awards of Viscount’s Named Executive Officers as at the last completed fiscal year:

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out information as of the end of the fiscal year ended December 31, 2013 with respect to compensation plans under which equity securities of the Company are authorized for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options. Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuances Under Equity Compensation Plan [Excluding Securities Reflected in Column (a)] (c)
Equity Compensation Plans Approved by Security Holders	1,629,375	$0.08	1,306,135
Equity Compensation Plans Not Approved by Security Holders	9,500,000	$0.10	Nil
Total:	11,129,375		1,306,135

The Company issued a total of 6,000,000 compensation warrants to a director and an employee exercisable at a price of $0.08 per share until December 23, 2015, 2,500,000 compensation warrants to an advisor exercisable at a price of $0.15 per share until June 22, 2014, and a total of 1,000,000 compensation warrants to directors exercisable at a price of $0.10 per share until December 5, 2014.

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED
FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

During the fiscal year ended December 31, 2013, no stock options were exercised by the Company’s Named Executive Officers. During this period, no outstanding SARs were held by the Named Executive Officers.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the directors, executive officers, employees, proposed nominees for election as directors or their associates have been indebted to the Company since the beginning of the last completed financial year.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as disclosed herein or above, since the commencement of the Company’s most recent financial year, no informed person (a director, officer or holder of 10% or more common shares) or nominee for election as a director of the Company or any associate or affiliate of any informed person or proposed director had any interest in any transaction which has materially affected or would materially affect the Company or any of its subsidiaries. See “Executive Compensation”.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Stephen Pineau – Director and Former President, Chief Executive Officer, and Chief Financial Officer, and Secretary: On March 31, 2002, Viscount’s wholly owned subsidiary, Viscount Communication & Control Systems Inc. (“Viscount Communication”), entered into an employment agreement with Mr. Stephen Pineau, pursuant to which Mr. Pineau serves as President and Chief Executive Officer of Viscount Communication. The agreement provides for a current annual base salary of C$117,000. The initial term for Mr. Pineau’s agreement is one year with automatic renewal unless a minimum 30 days notice is given by Viscount Communication. On December 23, 2010, the Company issued Mr. Pineau 1,000,000 compensation warrants with each warrant exercisable into a common share of the Company at a price of $0.24 per share for a period of 5 years from the date of issuance (3,000,000 warrants on a post 3:1 forward-stock-split basis with an exercise price of $0.08 per share). Mr. Pineau ceased to be the President, Chief Executive Officer, and Chief Financial Officer, and Secretary of Viscount Communication on February 17, 2014.

Dennis Raefield – Director, President, Chief Executive Officer, Chairman, and Secretary: On February 17, 2014, Viscount entered into an employment agreement with Dennis Raefield, pursuant to which Mr. Raefield serves as President, Chief Executive Officer, Chairman, and Secretary of Viscount and Viscount Communication. The agreement provides for an initial annual salary of $175,000, an annual bonus of up to 50% of Mr. Raefield’s base salary, and stock options equal to 3.99% of Viscount’s issued and outstanding on a fully diluted basis.

The Company’s written policies and procedures for the review, approval, or ratification of any transaction required to be reported are consented to in writing by all the Directors. All “related party transactions” are required to first be reviewed and approved by the Board, which determines whether these transactions are in the best interests of the Company and its shareholders. In addition, related party transactions are subject to the provisions of Multilateral Instrument 61-101 “Protection of Minority Shareholders in Special Transactions”, which prescribes certain conditions under which related party transactions may be carried out, and provides certain exemptions thereto. Conflicts of interest with respect to the involvement of directors and officers in transactions with the Company are also subject to the provisions of the Business Corporations Act (British Columbia), the Nevada Revised Statutes and the Company’s articles and by-laws.

STATEMENT OF CORPORATE GOVERNANCE PRACTICE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the shareholders, and takes into account the role of the individual members of management who are appointed by the Board and charged with the day to day management of the Company. The Canadian Securities Administrators have implemented National Instrument 58-101 Disclosure of Corporate Governance Practices, which prescribes certain disclosure by the Corporation of its corporate governance practices. This disclosure is set out in the attached Schedule “A”.

BOARD OF DIRECTORS

The Board is responsible for overseeing management of the Company and determining the Company’s strategy and for determining whether or not a director is independent. In making this determination, the Board has adopted the definition of “independence” as set forth in NI 58-101 and NP 58-201, which recommends that a majority of the board of directors be considered “independent”. In applying this definition, the Board considers all relationships of the directors of the Company, including business, family and other relationships. As at the date of this Proxy Statement and Information Circular, there are six directors on the Board: Stephen Pineau, Robert Liscouski, Paul Goldenberg, Dennis Raefield, Paul Brisgone, and Ned Siegel. Of the six directors, all are considered independent except for Dennis Raefield. Subject to the approval of the proposed slate for election, there will be five directors on the Board, four of whom will be considered independent and one of whom will be considered non-independent.

The Board does not have a written mandate. All roles and responsibilities of the Board are set forth by Dennis Raefield. Dennis Raefield is the President, Chief Executive Officer, Chairman and Corporate Secretary of the Company.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Board leadership structure is currently composed of a Chairman of the Board, a non-independent Audit Committee Chair, an independent Nominating Committee Chair, an independent Compensation and Risk Committee Chair and an independent Corporate Governance Committee Chair. Dennis Raefield serves as both the Chief Executive Officer and Chairman of the Board. Robert Liscouski acts as the lead independent Director.

Our Board recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities to the Company and its stockholders. While the Chief Executive Officer and other members of our senior leadership team are responsible for the day-to-day management of risk, our Board is responsible for ensuring that an appropriate culture of risk management exists within the Company and for setting the right "tone at the top," overseeing our aggregate risk profile, and assisting management in addressing specific risks, such as strategic and competitive risks, financial risks, brand and reputation risks, legal risks, regulatory risks, and operational risks.

The Board believes that its current leadership structure best facilitates its oversight of risk by combining independent leadership, through the lead Director, majority independent board committees, and majority independent board composition. Our Chief Executive Officer and Chairman has an intimate knowledge of our business, history, and the complex challenges we face. The Chairman's in-depth understanding of these matters uniquely positions him to promptly identify and raise key business risks to the Board and focus the Board's attention on areas of concern. The Chairman, lead Director, independent committee chairs and other directors also are experienced professionals or executives who can and do raise issues for Board consideration and review, and are not hesitant to challenge management. The Board believes there is a well-functioning and effective balance between the lead Director, non-executive board members and the Chairman, which enhances risk oversight.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the financial year ended December 31, 2013, there were 3 regular meetings of the Board and 5 special meetings of the Board. All matters which required approval of the Board were consented to in writing by all Directors.

No director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the board on which he served. The Company’s has no policies with regard to Board members’ attendance at AGMs. The number of Board members who attended the prior year’s AGM was two, as we only had two Directors.

The Board has established an Audit Committee, a Compensation and Risk Committee, a Nominating Committee, and a Corporate Governance Committee. Each of the Audit Committee, Compensation and Risk Committee, Nominating Committee, and Corporate Governance Committee is responsible to the full Board. The functions performed by these committees are summarized below:

Audit Committee. The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Viscount's financial reporting compliance procedures. The members of the Audit Committee are Dennis Raefield, Paul Goldenberg, Paul Brisgone, and Robert Liscouski. Dennis Raefield is the Chair and the “financial expert” of the Audit Committee and he is not considered “independent” due to his role as President and Chief Executive Officer of the Company. The Audit Committee held one meeting during the most recently completed financial year.

In the course of its oversight of our financial reporting process, the directors have: (1) reviewed and discussed with management our audited financial statements for the year ended December 31, 2013; (2) received a report from Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants, our independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1, “Independence Discussions with Audit Committee; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Board has concluded that the audited financial statements should be included in our Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC.

Submitted by the Audit Committee:
Dennis Raefield, Chair
Robert Liscouski, Member
Paul Goldenberg, Member
Paul Brisgone, Member

Compensation and Risk Committee. The Compensation and Risk Committee reviews and approves the compensation of Viscount's officers and reviews and administers Viscount's stock option plans for employees. The Compensation and Risk Committee does not have a charter. The members of the Compensation and Risk Committee are Dennis Raefield, Paul Goldenberg, Paul Brisgone, and Robert Liscouski. Robert Liscouski is the Chair of the Compensation and Risk Committee. All decisions regarding compensation are written and subject to approval by all directors. Please see Schedule “A” – “Statement of Corporate Governance Disclosure” for a description of the process and procedures the Compensation and Risk Committee undertakes to determine executive and director compensation. The Compensation and Risk Committee’s authority to determine executive and director compensation may not be delegated.

The Compensation and Risk Committee held 2 meetings during the most recently completed financial year.

Nominating Committee. The Nominating Committee does not have a charter and does not have a policy with regard to the consideration of any director candidates recommended by security holders The Board will consider director candidates recommended by security holders on a case by case basis. In order for a shareholder to submit a recommendation, the shareholder must deliver a communication to the Secretary at the principal executive offices of the Company not more than 90, but not less than 60 days prior to the date of the Annual Meeting. The members of the Nominating Committee are Dennis Raefield, Paul Goldenberg, Paul Brisgone, and Robert Liscouski. Paul Brisgone is the independent the Chair of the Nominating Committee.

The general criteria for Director candidates include, but are not limited to, the highest integrity and ethical standards, the ability to provide wise and informed guidance to management, a willingness to pursue thoughtful, objective inquiry to important issues before the Company, and a range of experience and knowledge commensurate with our needs as well as the expectations of knowledgeable investors.

The Nominating Committee utilizes a variety of sources to identify possible Director candidates, including Board member recommendations. In evaluating candidates to recommend to the Board, the Nominating Committee considers all factors, including, but not limited to, whether the candidate enhances the diversity of the Board. Such diversity includes professional background and capabilities, knowledge of specific industries and geographic experience, as well as the more traditional diversity concepts of race, gender and national origin. The attributes of the current Directors and the needs of the Board and the Company are evaluated whenever a Board vacancy occurs, and the effectiveness of the nomination process, including whether that process enhances the Board’s diversity, is evaluated each time a candidate is considered. The Nominating is also responsible for reviewing the qualifications of, and making recommendations to the Board for, Director nominations submitted by our shareholders. All Director nominees are evaluated in the same manner by the Nominating Committee, without regard to the source of the nominee recommendation.”

A security holder recommended Ned Siegel’s nomination to act as a director.

The Nominating Committee held one meeting during the most recently completed financial year.

Corporate Governance Committee. The Corporate Governance Committee does not have a charter. The members of the Corporate Governance Committee are Dennis Raefield, Paul Goldenberg, Paul Brisgone, and Robert Liscouski. Paul Goldenberg is the independent Chair of the Corporate Governance Committee.

The Corporate Governance Committee held 2 meetings during the most recently completed financial year.

AUDIT COMMITTEE

Pursuant to the British Columbia Instrument 51-509 Issuers Quoted in the U.S. Over-the Counter Markets and National Instrument 52-110 Audit Committees of the Canadian Securities Administrators, the Company is required to disclose annually in its Information Circular certain information concerning the constitution of its audit committee and its relationship with its independent auditor, as set forth in the following:

The primary function of the audit committee (the “Committee”) is to assist the Board in fulfilling its financial oversight responsibilities by reviewing (a) the financial reports and other financial information provided by the Company to regulatory authorities and shareholders; (b) the systems for internal corporate controls which have been established by the Board and management; and (c) overseeing the Company’s financial reporting processes generally. In meeting these responsibilities the Committee monitors the financial reporting process and internal control system; reviews and appraises the work of external auditors and provides an avenue of communication between the external auditors, senior management and the Board. The Committee is also mandated to review and approve all material related party transactions.

The Audit Committee’s Charter

The Company has adopted a Charter of the Audit Committee of the Board of Directors, a copy of which is annexed hereto as Schedule “B”.

Composition of the Audit Committee

The Committee is comprised of Dennis Raefield, Paul Goldenberg, Paul Brisgone, and Robert Liscouski. All of the Committee members are considered to be financially literate in that each committee member has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company’s financial statements.

Relevant Education and Experience

Robert Liscouski has an understanding of the accounting principles used by the Company to prepare its financial statements.

Paul Goldenberg has an understanding of the accounting principles used by the Company to prepare its financial statements.

Dennis Raefield has an understanding of the accounting principles used by the Company to prepare its financial statements.

Paul Brisgone has an understanding of the accounting principles used by the Company to prepare its financial statements.

Audit Committee Financial Expert

Dennis Raefield is the Chair and the “financial expert” of the Audit Committee.

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the Board has not failed to adopt a recommendation of the Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

The Company has not relied on the exemptions contained in sections 2.4 or 8 of NI 52-110. Section 2.4 provides an exemption from the requirement that the audit committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided. Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110, in whole or in part.

Pre-Approval Policies and Procedures

The Committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Board, and where applicable the Committee, on a case-by-case basis.

100% of services under tax fees were approved by the audit committee.

External Auditor Service Fees

In the following table, “audit fees” are fees billed by the Company’s external auditor for services provided in auditing the Company’s annual financial statements for the subject year. “Audit-related fees” are fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. “Tax fees” are fees billed by the auditor for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the auditor for products and services not included in the foregoing categories.

The fees paid by the Company to its auditor in each of the last two fiscal years, by category, are as follows:

Fees	2013	2012
Audit fees	C$65,000	C$65,000
Audit related fees	Nil	Nil
Tax fees	C$6,500	C$6,500
All other fees	Nil	Nil

These audit fees were for the audit of the fiscal year ended December 31, 2013. The tax fees were for the preparation of U.S. and Canadian tax filing period ending December 31, 2013.

Exemption

The Company is relying on the exemption provided by section 6.1 of NI 52-110 which provides that the Company is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110, in accordance with BCI 51-509.

INDEPENDENT PUBLIC ACCOUNTANTS

Dale Matheson Carr-Hilton LaBonte LLP (“DMCL”) was appointed as Viscount's independent auditors on August 12, 2009, and have been appointed by the Board to continue as Viscount's independent auditor for Viscount's fiscal year ending December 31, 2014.

The principal accountant at DMCL is Reginald LaBonte, CPA, CA. He is expected to be present at the Meeting and has the opportunity to make statements and is expected to be available to respond to questions.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Although the appointment of DMCL is not required to be submitted to a vote of the stockholders, the Board believes it appropriate as a matter of policy to request that the stockholders ratify the appointment of the independent public accountant for the fiscal year ending December 31, 2014. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board to select other auditors for the fiscal year ending December 31, 2015.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE APPOINTMENT OF DALE MATHESON CARR-HILTON LABONTE LLP, CHARTERED ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

PROPOSAL 3
AMENDMENT TO ARTICLES OF INCORPORATION AND BYLAWS

Pursuant to an Amended Certificate of Second Amendment to the Certificate of Designation, Preferences and Rights of the Series A Convertible Redeemable Preferred Stock, in a form consented to by Series A preferred shareholders, the Company is required to make provisions for the appointment of up to nine directors on its Board. The Company proposes to amend its Amended and Restated Articles of Incorporation and its Amended and Restated Bylaws to increase the Company’s authorized number of director from six to nine.

The Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws currently state that the Board of Directors shall be composed of not less than one nor more than six Directors.

If shareholders of the Company approve the proposal to change the Company’s authorized number of directors from six to nine, the Company will file a Certificate of Amendment, in the form attached hereto as Schedule “C”, with the Nevada Secretary of State implementing the change.

The resolution to increase the authorized number of directors must be passed by not less than a majority of the votes cast by the shareholders present in person or by proxy at the Meeting. Accordingly, the Company’s shareholders will be asked to consider and, if thought advisable, to pass, with or without amendment, the following ordinary resolution:

“BE IT RESOLVED THAT:

(a)	the authorized number of directors of the Company be changed from six to nine, and the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws be altered accordingly;

(b)

any one director of the Company is authorized to instruct its agents to file a Certificate of Amendment with the Nevada Secretary of State along with all other necessary documents and take such further actions that may be necessary to effect the amendment; and

(c)

the board of directors is hereby authorized, at any time in its absolute discretion, to determine whether or not to proceed with the above resolutions without further approval, ratification or confirmation by the shareholders.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND THE AMENDED AND RESTATED BYLAWS OF THE COMPANY TO INCREASE THE AUTHORIZED NUMBER OF DIRECTORS FROM SIX TO NINE.

SHAREHOLDER COMMUNICATIONS

Shareholders can send communications to the Board by email at investors@viscount.com or through our website at www.viscount.com.

OTHER MATTERS

As of the date of this circular, management knows of no other matters to be acted upon at the Meeting. However, should any other matters properly come before the Meeting, the shares represented by the Proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting the shares represented by the Proxy.

PROPOSALS OF SHAREHOLDERS

Proposals which shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2014 Annual Meeting of Shareholders must be received by the Secretary of Viscount by December 1, 2013 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

In addition, Viscount's Bylaws include advance notice provisions that require shareholders desiring to bring nominations or other business before an annual shareholders meeting to do so in accordance with the terms of the advance notice provisions. These advance notice provisions require that, among other things, shareholders give timely written notice to the Secretary of Viscount regarding such nominations or other business. To be timely, a notice must be delivered to the Secretary at the principal executive offices of Viscount not more than 90, but not less than 60, days prior to the date of the Annual Meeting.

Accordingly, a shareholder who intends to present a nomination or proposal at the 2015 Annual Meeting of Shareholders without inclusion of the proposal in Viscount's proxy materials must provide written notice of the nominations or other business they wish to propose to the Secretary no later than December 1, 2014. Viscount reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ANNUAL REPORT ON FORM 10-K

A COPY OF VISCOUNT'S COMBINED ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013 ACCOMPANIES THIS PROXY STATEMENT AND IS IN THE FORM ANNEXED TO THE PROXY STATEMENT. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, VISCOUNT SYSTEMS, INC. SUITE 4585 TILLICUM STREET, BURNABY, BRITISH COLUMBIA, CANADA, V5J 5K9 OR BY CALLING (604) 327-9446.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the SEDAR website at www.sedar.com.

Dated at Vancouver, British Columbia, this 9th day of April, 2014.

BY ORDER OF THE BOARD OF DIRECTORS

                    /s/ Dennis Raefield
Dennis Raefield
President, Chief Executive Officer, Chairman, Secretary and Director

Schedule “A”

Statement of Corporate Governance Disclosure

The following description of the governance practices of the Company is provided in accordance with the guidelines of applicable securities laws (the “Guidelines”). The Guidelines address matters relating to independence of directors, the functions to be performed by the directors of a company and their committees and effectiveness and evaluation of proposed corporate governance guidelines and best practices specified by the Canadian securities regulators. The directors of the Company will continue to monitor the developments and the various changes to the proposed corporate governance guidelines and best practices and where applicable will amend its corporate governance guidelines accordingly.

Guideline	The Governance Disclosure of the Company

1. Board of Directors

Disclose how the Board of Directors (the “Board”) facilitates its exercise of independent supervision over management, including	The Board consists of six directors, of whom five are independent. Dennis Raefield is the President, Chief Executive Officer, and Corporate Secretary of the Company, and as such, not independent.

(i) the identity of directors that are independent, and (ii) the identity of directors who are not independent, and the basis for that determination.

The Board facilitates its exercise of independent supervision over management by meeting or having discussions without management present whenever it is deemed necessary and by requiring all significant operational decisions to be approved by the Board.

2. Directorships

If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.

The directors of the Company are directors of the following reporting issuers set opposite their names:

Stephen Pineau – None
Robert Liscouski - None
Paul Goldenberg - None
Dennis Raefield - None
Paul Brisgone – None
Ned Siegel - None

3. Orientation and Continuing Education

Describe what steps, if any, the Board takes to orient new Board members, and describe any measures the Board takes to provide continuing education for directors.

Orientation of new members of the Board is conducted informally by management and members of the Board. The Corporation has not adopted formal policies respecting continuing education for Board members.

4. Ethical Business Conduct

Describe what steps, if any, the Board takes to encourage and promote a culture of ethical business conduct.

The Board has not adopted a formal code of business conduct and ethics. The Board is of the view that the fiduciary duties placed on individual directors by the Corporation’s governing legislation and common law together with corporate statutory restrictions on an individual director’s participation in Board decisions in which the director has an interest are sufficient to ensure that the Board operates independently of management and in the best interests of the Corporation.

5. Nomination of Directors

Disclose what steps, if any, are taken to identify new candidates for Board nomination, including: (i) who identifies new candidates, and (ii) the process of identifying new candidates.

The Board considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual general meeting. The Board takes in to account the number of directors required to carry out the Board’s duties effectively and to maintain diversity of views and experience.

6. Compensation

Disclose what steps, if any, are taken to determine compensation for the directors and CEO, including: (i) who determines compensation, and (ii) the process of determining compensation.

Members of the Board are not compensated for acting as directors. The Board as a whole determines the stock option grants for each director. Board members review the compensation of the senior officers on an annual basis to ensure that it is competitive.

7. Other Board Committees

If the Board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.

The Board is satisfied that, in view of the size and composition of the Board, it is more efficient and cost effective for the full board to perform the duties that would be required by standing committees, other than the audit and compensation committees.

8. Assessments

Disclose what steps, if any, that the Board takes to satisfy itself that the Board, its committees, and its individual directors are performing effectively.

The Board annually, and at such other times as it deems appropriate, reviews the performance and effectiveness of the Board, the directors and its committees to determine whether changes in size, personnel or responsibilities are warranted. To assist in its review, the Board conducts informal surveys of its directors and receives reports from each committee respecting its own effectiveness. As part of the assessments, the Board or the individual committee may review their respective mandate or charter and conduct reviews of applicable corporate policies.

Schedule “B”

Charter of the Audit Committee of the Board of Directors
of Viscount Systems, Inc. (the “Company”)

Mandate

The primary function of the Audit Committee (“Committee”) is to assist the Board of Directors in fulfilling its financial oversight responsibilities by reviewing the following: (a) the financial reports and other financial information provided by the Company to regulatory authorities and shareholders; (b) the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting; and (c) financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to (i) serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements; (ii) review and appraise the performance of the Company’s external auditors; (iii) provide an open avenue of communication among the Company’s auditors, financial and senior management and the board of directors; and (iv) to ensure the highest standards of business conduct and ethics.

Board of Directors as Initial Audit Committee

The Committee will be initially comprised of the full Board of Directors. Where the Committee comprises the full Board of Directors, the provisions of this Charter concerning composition, meetings outside the presence of management, pre-approvals, and reporting of the Committee to the Board of Directors will not be applicable.

Composition

When required under applicable Canadian or United States securities policies or at the discretion of the Board of Directors, presuming the Board of Directors has sufficient membership, the Committee will be comprised of three directors, all of whom shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee shall have accounting or related financial management expertise. Notwithstanding the foregoing, a member of the Committee who is not financially literate may be appointed to the Committee provided that such member becomes financially literate within a reasonable period of time following his or her appointment. For the purposes of the Company’s Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company’s financial statements.

The members of the Committee shall be elected by the board of directors at its first meeting following the annual shareholders’ meeting. Unless a Chair is elected by the full board of directors, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet at least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Executive Officer and/or the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review

(a)	Review and update this Charter annually.
(b)

Review the Company’s financial statements, MD&A, any annual and interim earnings statements and press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion or review rendered by the external auditors.

External Auditors

(a)	Review annually the performance of the external auditors who shall be ultimately accountable to the board of directors and the Committee as representatives of the shareholders of the Company.
(b)	Obtain annually a formal written statement of external auditors setting forth all relationships between the external auditors and the Company.
(c)	Review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors.
(d)	Take or recommend that the full board of directors take appropriate action to oversee the independence of the external auditors.
(e)	Recommend to the board of directors the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval.
(f)

At each meeting, consult with the external auditors, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company’s financial statements.

(g)	Review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company.
(h)	Review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements.
(i)

Review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company’s external auditors. The pre-approval requirement is waived with respect to the provision of non-audit services if:

i.

the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5% of the total amount of fees paid by the Company to its external auditors during the fiscal year in which the non-audit services are provided;

ii.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and
iii.

such services are promptly brought to the attention of the Committee by the Company and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Committee.

Provided the pre-approval of the non-audit services is presented to the Committee’s first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

Financial Reporting Processes

(a)	In consultation with the external auditors, review with management the integrity of the Company’s financial reporting process, both internal and external.
(b)	Consider the external auditor’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.
(c)	Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management.
(d)	Review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments.
(e)

Following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

(f)	Review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements.
(g)	Review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented.
(h)	Review certification process for certificates required under National Instrument 52-109 and Section 302(a) of the Sarbanes-Oxley Act.
(i)	Establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other

a)	Review any related party transactions.
b)	Review reports from persons regarding any questionable accounting, internal accounting controls or auditing matters (“Concerns”) relating to the Company such that:

i.	an individual may confidentially and anonymously submit their Concerns to the Chairman of the Committee in writing, by telephone, or by e-mail;
ii.	the Committee reviews as soon as possible all Concerns and addresses same as they deem necessary; and
iii.	the Committee retains all records relating to any Concern reported by an individual for a period the Committee judges to be appropriate.

All of the foregoing in a manner that the individual submitting such Concerns shall have no fear of adverse consequences.

Schedule "C"

090203

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Viscount Systems, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Section 6.1 of Article VI has been amended to read as follows:

The Board of Directors shall be composed of not less than one nor more than nine Directors. Except with respect to the initial Director, the specific number of Directors shall be set by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The number of Directors of this corporation may be increased or decreased from time to time in the manner provided herein, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 11-27-13

Reset

VISCOUNT SYSTEMS, INC.
(the “Company”)

This form of proxy is solicited by management of the Company and will be used at the Annual General and Special Meeting of the holders of Common Stock and Series A Convertible Redeemable Preferred Stock of the Company to be held on May 15, 2014 at 8:00 a.m. (Eastern Time).

The undersigned shareholder of Common Stock of Viscount Systems, Inc., hereby appoints Dennis Raefield, President of the Company, or in the place of the foregoing the following person ___________________________ (insert name), with full power of substitution in each, as proxyholder to cast all votes which the undersigned shareholder is entitled to cast at the Annual General and Special Meeting of Shareholders to be held at 8:00 a.m. (Eastern Time) on Thursday, May 15, 2014, at Hilton Garden Inn, 815 14th Street NW, Washington, DC 20005, or any adjournment or postponement thereof, with authority to vote upon the matters set forth on this Proxy Card.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXYHOLDER TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Company’s Proxy Statement and hereby revokes any proxy or proxies previously given.

IMPORTANT – PLEASE SIGN AND RETURN YOUR COMPLETED
PROXY CARD PROMPTLY. YOUR VOTE IS IMPORTANT!

Please mark your votes as indicated in this example: [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE BELOW ITEMS.

Item 1 – The election of Directors to serve until the next Annual Meeting of Shareholders as provided in the Articles of Incorporation, or until his or her successor is duly elected and qualified.

NOMINEE:	Dennis Raefield
FOR		WITHHOLD
[ ]		[ ]
NOMINEE:	Robert Liscouski
FOR		WITHHOLD
[ ]		[ ]
NOMINEE:	Paul Goldenberg
FOR		WITHHOLD
[ ]		[ ]
NOMINEE:	Paul Brisgone
FOR		WITHHOLD
[ ]		[ ]

NOMINEE:	Ned Siegel
FOR		WITHHOLD
[ ]		[ ]

Item 2 – The ratification of the appointment of Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants as the independent auditor for the year ending December 31, 2014.

FOR	WITHHOLD
[ ]	[ ]

1

Item 3 – The approval, by ordinary resolution, of the amendment of the Company’s Amended and Restated Articles of Incorporation and the Company’s Amended and Restated Bylaws to increase the authorized number of directors from six to nine.

FOR	AGAINST
[ ]	[ ]

Item 4 - The proxyholder be granted authority to vote at his/her discretion on any amendment or variation to the previous resolutions or any other matter that may be properly brought before the said Meeting or any adjournment thereof.

FOR	AGAINST
[ ]	[ ]

All of the proposals set forth above are proposals of the Company. None of the proposals are related to or conditioned upon approval of any other proposal.

THIS PROXY MUST BE SIGNED AND DATED BELOW:

REGISTERED HOLDER SIGN HERE: ___________________________________________________________________

PRINT NAME HERE: ________________________________________________________________________________

DATE SIGNED: ______________________________________________________________________________________________

NUMBER OF SHARES VOTED: _________________________________________________________________________________

Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. A corporation must attach a copy of the corporate resolution authorizing the duly authorized officer to sign this Proxy Card. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such and attaching documentation supporting their authority to sign. If a partnership, please sign in the partnership name by authorized person(s) and attach a partnership resolution.

All proxies must be received by the tabulating agent not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting in order to be counted. The address for the tabulating agent is as follows: Advantage Proxy, PO Box 13581, Des Moines, Washington, 98198, or fax number (206) 870-8492. Scanned copies of signed proxies can also be sent by email to ksmith@advantageproxy.com.

THANK YOU FOR VOTING.

2

VISCOUNT SYSTEMS, INC.
(the “Company”)

This form of proxy is solicited by management of the Company and will be used at the Annual General and Special Meeting of the holders of Common Stock and Series A Convertible Redeemable Preferred Stock (“Series A Shares”) of the Company to be held on May 15, 2014 at 8:00 a.m. (Eastern Time).

The undersigned holder of Series A Shares of the Company, hereby appoints Dennis Raefield, President of the Company, or in the place of the foregoing the following person ___________________________ (insert name), with full power of substitution in each, as proxyholder to cast all votes which the undersigned shareholder is entitled to cast at the Annual General and Special Meeting of Shareholders to be held at 8:00 a.m. (Eastern Time) on Thursday, May 15, 2014, at Hilton Garden Inn, 815 14th Street NW, Washington, DC 20005, or any adjournment or postponement thereof, with authority to vote upon the matters set forth on this Proxy Card.

The undersigned acknowledges that it is entitled to the number of votes for each Series A Share owned as at April 9, 2014 equal to the number of Common Stock that such number of Series A Shares are convertible into at such time; provided, however, the voting rights of each holder of Series A Shares will be limited to the right to vote such number of Common Stock as, when aggregated with all other such Common Stock beneficially owned by such holder at such time, would result in such holder beneficially owning no more than 4.99% of all Common Stock then outstanding.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXYHOLDER TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Company’s Proxy Statement and hereby revokes any proxy or proxies previously given.

IMPORTANT – PLEASE SIGN AND RETURN YOUR COMPLETED
PROXY CARD PROMPTLY. YOUR VOTE IS IMPORTANT!

Please mark your votes as indicated in this example: [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE BELOW ITEMS.

Item 1 – The election of Directors to serve until the next Annual Meeting of Shareholders as provided in the Articles of Incorporation, or until his or her successor is duly elected and qualified.

NOMINEE:	Dennis Raefield

FOR		WITHHOLD

[ ]		[ ]

NOMINEE:	Robert Liscouski

FOR		WITHHOLD

[ ]		[ ]

NOMINEE:	Paul Goldenberg

FOR		WITHHOLD

1

[ ]		[ ]

NOMINEE:	Paul Brisgone

FOR		WITHHOLD

[ ]		[ ]

NOMINEE:	Ned Siegel

FOR		WITHHOLD

[ ]		[ ]

Item 2 – The ratification of the appointment of Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants as the independent auditor for the year ending December 31, 2014.

FOR	WITHHOLD

[ ]	[ ]

Item 3 –The approval, by ordinary resolution, of the amendment of the Company’s Amended and Restated Articles of Incorporation and the Company’s Amended and Restated Bylaws to increase the authorized number of directors from six to nine.

FOR	AGAINST
[ ]	[ ]

Item 4 - The proxyholder be granted authority to vote at his/her discretion on any amendment or variation to the previous resolutions or any other matter that may be properly brought before the said Meeting or any adjournment thereof.

FOR	AGAINST
[ ]	[ ]

All of the proposals set forth above are proposals of the Company. None of the proposals are related to or conditioned upon approval of any other proposal.

THIS PROXY MUST BE SIGNED AND DATED BELOW:

REGISTERED HOLDER SIGN HERE: ________________________________________________________________________

PRINT NAME HERE: _____________________________________________________________________________________

DATE SIGNED: ______________________________________________________________________________________________

NUMBER OF SHARES VOTED: _________________________________________________________________________________

Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. A corporation must attach a copy of the corporate resolution authorizing the duly authorized officer to sign this Proxy Card. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such and attaching documentation supporting their authority to sign. If a partnership, please sign in the partnership name by authorized person(s) and attach a partnership resolution.

2

All proxies must be received by the tabulating agent not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting in order to be counted. The address for the tabulating agent is as follows: Morton Law LLP #1200 – 750 West Pender Street, Vancouver, British Columbia, V6C 2T8. Scanned copies of signed proxies can also be sent by email to elm@mortonlaw.ca.

THANK YOU FOR VOTING.

3